UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

December 31, 2014

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Fund Expenses	38
General Information	42
Tax Information	43
Additional Information	44
Consideration of Investment Advisory Agreement	49

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Letter from the President

Dear Fellow Shareholders,

At First Eagle, we remain committed to protecting and preserving our shareholders' purchasing power over time. Irrespective of short-term market events, swings in investor confidence or the pressure to follow a new market paradigm, our first priority is unwavering—to provide prudent stewardship of the assets you've placed in our care.

Market Overview

Since I last wrote to you in June, U.S. equity markets have remained strong, amidst continuing signs of an economic recovery. The U.S. dollar reached its highest levels in four years relative to a basket of global currencies. Conversely, growth estimates have been reduced outside the United States, leading to mixed market performance. In particular, European countries such as France and Italy have yet to find their footing while China shows signs of a slowdown. Adding to the uncertainty, we have seen a rise in geopolitical tensions, with a standoff in the Ukraine and increased instability in the Middle East. Yet asset prices and the appetite for risk remained relatively strong.

The MSCI EAFE Index fell 4.9% in the 12 months ending December 31, 2014. In the U.S. the S&P 500 Index increased 13.6%. In Europe, the German DAX Index fell 12.3% and the French CAC 40 Index fell 12.6% during the period. In Japan, the Nikkei 225 Index decreased 6.1% during the twelve month period. Crude oil fell 45.9% to $53 a barrel, and the price of gold declined 1.5% to $1,185 an ounce as of December 31st. Over the twelve month period, the Japanese yen weakened 12.3% against the dollar, and in Europe, the dollar strengthened 12.2% against the euro.

While numerous signs point to a continued strengthening of the U.S. economy, we remain wary given the unresolved debt burdens at the Federal level. Another risk is weakening energy prices, which could slow the shale oil boom that has been a key driver of U.S. economic growth in recent quarters.

The strong rally by the U.S. dollar has led to soft performance for gold and other hard assets, but we hold firm in our conviction that gold may be valuable long-term potential hedge against a possible market reversal. At First Eagle, we strive to keep a

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Letter from the President

watchful eye on what can go wrong, not only on what is going right. We will remain focused on delivering long-term absolute returns while also striving to avoid the permanent impairment of our clients' capital.

The Global Value team remains cautious in the face of ongoing concerns regarding overly permissive monetary and fiscal policies by central bankers. The Portfolio Managers feel the unwinding of these policies creates a cloudy outlook for economic growth and debt servicing ability. The rebound in the U.S. economy this year masks longer term concerns our portfolio managers hold regarding the shortage in savings by Americans relative to investment, and the artificial demand created by fiscal stimulus. Beyond the United States, the absence of economic growth and high unemployment means the temptation persists for further rounds of stimulus.

In the face of these persistent macroeconomic imbalances, the Global Value team continues to diligently seek a margin of safety in each investment. In the absence of sufficient bottom-up opportunities the Fund continues to maintain an allocation to cash on the sidelines until appropriate opportunities come along at what they believe are the right prices.

Thank you for your continued confidence and support.

Sincerely,

John P. Arnhold
President

February 2015

The commentary represents the opinion of John Arnhold as of February 2015 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Management's Discussion of Fund Performance

First Eagle Overseas Variable Funds

The net asset value ("NAV") of the Fund's Class A shares fell 1.2% for the year ending December 31, 2014 while the MSCI EAFE Index fell 4.9%. The Fund's cash and cash equivalents position was 19.3% as of December 31, 2014.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were Shimano, Inc. (bicycle parts, Japan), Hoya Corporation (optical products, Japan), Numericable Group SA (specialty telecommunications, France), Grupo Televisa SA (media, Mexico) and ComfortDelGro Corporation Limited (land transportation, Singapore); collectively accounting for 1.7% points of this period's performance.

The five largest detractors were Cenovus Energy, Inc. (integrated oil, Canada), Penn West Petroleum Limited (E&P, Canada), Mitsubishi Estate Company Limited (real estate development, Japan), Carrefour SA (food retail, France) and Compagnie de Saint-Gobain (building products, France). Their combined negative performance over the twelve month period subtracted 1.5% points from the Fund's performance.

As of December 31, 2014, the Fund was approximately 30% hedged versus the British pound, 10% hedged versus the Japanese yen and 20% hedged versus the Euro.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

February 2015

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Management's Discussion of Fund Performance

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income), political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2015 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2014 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and prefered stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	-1.23	7.48	8.65
MSCI EAFE Index	-4.90	5.33	4.43
Consumer Price Index	0.76	1.69	2.12

Asset Allocation* (%)

Countries** (%)

Japan	22.29
France	12.37
Canada	5.73
United States	4.92
United Kingdom	4.78
Switzerland	3.56
Germany	3.47
Mexico	3.41
Singapore	2.80
South Korea	2.60
Hong Kong	2.00
Bermuda	1.52
South Africa	1.42
Sweden	1.29
Thailand	1.07
Ireland	0.98
Australia	0.79
Belgium	0.78
Italy	0.75
Austria	0.64
Norway	0.56
Netherlands	0.51
Chile	0.50
Greece	0.44
Israel	0.43
Denmark	0.41
Turkey	0.29
Russia	0.28
Mauritius	0.14

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (precious metal)	4.87
Grupo Televisa S.A.B., ADR (Mexican media company)	2.14
KDDI Corporation (Japanese telecommunications company)	1.83
Hoya Corporation (Japanese electronic/optical products)	1.81
Fanuc Corporation (Japanese automation components manufacturer)	1.79
Secom Company Limited (Japanese commercial services provider)	1.76
SMC Corporation (Japanese automated control devices manufacturer)	1.68
Pargesa Holding SA (Swiss holding company)	1.68
Nestlé SA (Swiss food and nutrition company)	1.62
Shimano, Inc. (Japanese bicycle components manufacturer)	1.48
Total	20.66

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 73.19%
Australia — 0.78% (a)
484,273	Newcrest Mining Limited (b)	$10,118,532	$4,261,085
Austria — 0.63% (a)
168,633	Wienerberger AG	2,253,978	2,319,286
42,386	OMV AG	1,690,360	1,125,486
		3,944,338	3,444,772
Belgium — 0.77% (a)
28,588	Groupe Bruxelles Lambert SA	2,393,820	2,439,135
16,497	Sofina SA	1,625,340	1,732,486
		4,019,160	4,171,621
Bermuda — 1.50% (a)
83,980	Jardine Matheson Holdings Limited	2,652,787	5,102,990
275,680	Hiscox Limited	2,911,836	3,090,859
		5,564,623	8,193,849
Canada — 5.67%
335,073	Cenovus Energy, Inc.	8,551,710	6,909,205
223,172	Canadian Natural Resources Limited	6,369,197	6,899,930
179,632	Potash Corporation of Saskatchewan, Inc.	6,888,668	6,344,602
222,358	Goldcorp, Inc.	6,635,675	4,118,070
142,249	Agnico-Eagle Mines Limited	4,681,915	3,540,920
346,479	Kinross Gold Corporation (b)	1,723,322	977,071
65,228	EnCana Corporation	1,271,423	904,712
42,323	Rexel SA (a)	766,499	758,264
224,662	Penn West Petroleum Limited	2,917,364	467,297
		39,805,773	30,920,071
Chile — 0.50%
145,695	Cia Cervecerias Unidas SA, ADR	3,129,377	2,702,642
Denmark — 0.40% (a)
76,476	ISS A/S (b)	2,572,807	2,195,079
France — 12.24%
121,080	Danone SA (a)	8,362,354	7,915,975
214,244	Bouygues SA (a)	7,400,266	7,735,961
73,958	Sanofi (a)	5,369,892	6,742,783
204,774	Carrefour SA (a)	4,916,304	6,231,562

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 73.19% (continued)
France — 12.24% (continued)
118,586	Total SA (a)	$5,699,342	$6,075,398
111,363	Compagnie de Saint-Gobain (a)	4,650,938	4,717,428
93,065	Numericable Group SA (b)	3,157,613	4,610,389
166,155	Vivendi SA (a)	4,580,465	4,135,686
41,423	Sodexo (a)	1,217,616	4,054,661
24,708	Wendel SA (a)	524,867	2,768,382
26,656	Laurent-Perrier (a)	1,881,176	2,135,865
34,867	Neopost SA	2,630,172	1,989,086
8,934	Robertet SA	593,121	1,729,694
31,376	Legrand SA (a)	1,033,806	1,645,927
97,681	Société Télévision Francaise 1 (a)	1,470,228	1,501,686
20,296	Société Foncière Financière et de Participations (b)	1,772,255	1,227,713
8,655	BioMerieux	671,300	897,954
9,248	Gaumont SA	795,291	450,643
8,840	Sabeton SA (a)	100,102	155,148
		56,827,108	66,721,941
Germany — 3.43% (a)
113,595	HeidelbergCement AG	5,868,293	8,017,520
201,244	Deutsche Wohnen AG	1,575,043	4,747,290
138,084	Hamburger Hafen und Logistik AG	4,523,134	2,869,547
27,092	Daimler AG	1,179,929	2,250,101
14,369	Fraport AG	525,597	829,117
		13,671,996	18,713,575
Greece — 0.43% (a)
232,428	Jumbo SA	1,360,787	2,363,395
Hong Kong — 1.98% (a)
1,147,200	Hopewell Holdings Limited	3,847,145	4,175,951
813,612	Great Eagle Holdings Limited	2,734,950	2,634,809
454,000	Hysan Development Company Limited	2,126,899	2,014,854
163,670	Guoco Group Limited	1,861,405	1,917,310
54,785	Hopewell Highway Infrastructure Limited	26,554	27,451
		10,596,953	10,770,375

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 73.19% (continued)
Ireland — 0.97% (a)
203,858	CRH PLC	$3,530,991	$4,888,264
93,303	Beazley PLC	338,539	415,379
		3,869,530	5,303,643
Israel — 0.43% (a)
324,726	Israel Chemicals Limited	3,193,106	2,336,464
Italy — 0.74%
265,864	Italcementi S.p.A. (a)	2,650,534	1,583,820
41,533	Italmobiliare S.p.A. RSP	2,027,389	733,753
23,111	Italmobiliare S.p.A. (a)	1,910,878	524,918
75,679	Recordati S.p.A. (a)	501,980	1,173,278
		7,090,781	4,015,769
Japan — 22.06%
158,500	KDDI Corporation (a)	5,144,732	9,957,612
291,560	Hoya Corporation (a)	6,299,006	9,861,963
58,980	Fanuc Corporation (a)	4,829,992	9,724,639
167,260	Secom Company Limited (a)	7,047,263	9,609,856
34,960	SMC Corporation (a)	3,706,475	9,167,348
62,360	Shimano, Inc. (a)	813,105	8,076,966
17,910	Keyence Corporation (a)	2,993,836	7,980,601
545,000	Astellas Pharma, Inc. (a)	4,149,296	7,587,545
301,300	MS&AD Insurance Group Holdings (a)	7,920,981	7,140,270
279,800	Sompo Japan Nipponkoa Holdings, Inc. (a)	6,824,254	7,036,326
41,880	Hirose Electric Company Limited (a)	4,114,940	4,859,041
219,660	Mitsubishi Estate Company Limited (a)	3,441,955	4,628,426
116,448	Chofu Seisakusho Company Limited (a)	1,861,431	2,955,979
59,700	Nissin Foods Holdings Company Limited (a)	2,076,330	2,845,487
179,980	Kansai Paint Company Limited (a)	1,228,150	2,788,244
79,890	Nomura Research Institute Limited (a)	1,470,496	2,443,448
289,000	Japan Wool Textile Company Limited (a)	2,130,909	1,898,060
22,394	SK Kaken Company Limited	575,658	1,736,853
63,180	As One Corporation (a)	1,105,019	1,648,804
98,900	T. Hasegawa Company Limited (a)	1,408,811	1,393,392
20,720	Shin-Etsu Chemical Company Limited (a)	975,344	1,348,866

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 73.19% (continued)
Japan — 22.06% (continued)
48,494	Secom Joshinetsu Company Limited (a)	$862,772	$1,251,025
44,930	Daiichikosho Company Limited (a)	595,774	1,218,197
63,810	Nagaileben Company Limited (a)	531,562	1,037,439
12,400	Nitori Holdings Company Limited (a)	525,359	666,233
9,880	Kobayashi Pharmaceutical Company Limited (a)	454,995	574,889
26,900	Nitto Kohki Company Limited (a)	444,951	488,094
7,400	FamilyMart Company Limited (a)	290,446	278,712
		73,823,842	120,204,315
Mexico — 3.04%
343,092	Grupo Televisa S.A.B., ADR	6,244,897	11,685,713
234,802	Fresnillo PLC (a)	2,875,526	2,790,606
108,064	Industrias Peñoles S.A.B. de C.V.	651,778	2,109,386
		9,772,201	16,585,705
Netherlands — 0.51% (a)
413,443	TNT Express NV	3,884,506	2,756,180
Norway — 0.56% (a)
445,553	Orkla ASA	3,122,809	3,033,087
Russia — 0.28% (a)
326,035	Gazprom OAO, ADR	2,169,363	1,500,950
Singapore — 2.06%
1,103,813	Haw Par Corporation Limited	2,550,262	7,099,601
2,106,310	ComfortDelGro Corporation Limited (a)	2,406,312	4,121,879
		4,956,574	11,221,480
South Africa — 0.75%
490,427	Gold Fields Limited, ADR	5,158,586	2,221,634
217,374	AngloGold Ashanti Limited, ADR (b)	3,347,014	1,891,154
		8,505,600	4,112,788
South Korea — 2.58% (a)
84,501	KT&G Corporation	4,565,050	5,867,186
57,410	Kia Motors Corporation	3,197,994	2,727,893
9,491	Nong Shim Company Limited	1,718,723	2,177,331
1,194	Lotte Confectionery Company Limited	400,757	1,934,495

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 73.19% (continued)
South Korea — 2.58% (a) (continued)
46,583	Fursys, Inc.	$1,071,877	$1,331,819
		10,954,401	14,038,724
Sweden — 1.28% (a)
177,018	Investor AB, Class 'A'	3,400,760	6,362,855
16,514	Investor AB, Class 'B'	389,172	600,413
		3,789,932	6,963,268
Switzerland — 3.52% (a)
118,758	Pargesa Holding SA	6,707,780	9,164,063
121,029	Nestlé SA	3,697,681	8,823,133
4,993	Rieter Holding AG	604,360	824,349
2,379	Autoneum Holding AG	108,342	401,464
		11,118,163	19,213,009
Thailand — 1.06% (a)
637,605	Bangkok Bank PCL, NVDR	2,212,909	3,745,041
3,908,192	Thai Beverage PCL	609,388	2,028,536
		2,822,297	5,773,577
Turkey — 0.29% (a)
187,552	Yazicilar Holding AS	1,276,806	1,566,440
United Kingdom — 4.73%
133,848	Berkeley Group Holdings PLC (a)	1,699,702	5,146,377
81,001	Liberty Global PLC, Series 'C' (b)	3,336,557	3,913,158
9,665	Liberty Global PLC, Series 'A' (b)	413,647	485,231
179,588	GlaxoSmithKline PLC (a)	3,414,342	3,852,809
68,030	British American Tobacco PLC (a)	3,625,800	3,686,610
65,808	Willis Group Holdings PLC	2,652,240	2,948,856
87,643	Diageo PLC (a)	2,430,724	2,510,715
708,826	WM Morrison Supermarkets PLC (a)	2,984,935	2,022,467
64,990	Anglo American PLC (a)	1,901,261	1,202,604
		22,459,208	25,768,827
Total International Common Stocks		324,420,573	398,852,631
Ounces
Commodity — 4.87%
22,448	Gold bullion (b)	21,895,056	26,552,273

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Bonds — 1.83%
International Convertible Bond — 0.14%
Mauritius — 0.14%
800,000 USD	Golden Agri-Resources Limited 2.50% due 10/04/17 (c)(d)(e)	$754,451	$773,000
International Corporate Bond — 0.64%
South Africa — 0.64%
3,333,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	3,344,391	3,512,149
International Government Bonds — 1.05%
Mexico — 0.33%
14,130,000 MXN	Mexican Bonos 4.75% due 06/14/18	1,008,938	956,789
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	920,977	847,001
		1,929,915	1,803,790
Singapore — 0.72%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,510,571	2,474,940
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,516,042	1,419,237
		4,026,613	3,894,177
Total International Government Bonds		5,956,528	5,697,967
Total International Bonds		10,055,370	9,983,116
Commercial Paper — 19.07%
International Commercial Paper — 7.36%
Canada — 0.39%
1,204,000 USD	Suncor Energy, Inc. 0.28% due 02/10/15	1,203,626	1,203,637
934,000 USD	Total Capital Limited 0.10% due 03/04/15	933,839	933,735
France — 1.74%
5,792,000 USD	Électricité de France SA 0.15% due 03/10/15	5,790,359	5,789,491
3,703,000 USD	GDF Suez SA 0.16% due 02/13/15	3,702,292	3,702,235

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 7.36% (continued)
Italy — 2.90%
15,799,000 USD	Eni S.p.A. 0.30% due 01/02/15	$15,798,868	$15,798,825
Japan — 1.28%
6,993,000 USD	Hitachi Limited 0.41% due 01/02/15	6,992,922	6,992,910
Switzerland — 0.25%
726,000 USD	Roche Holdings, Inc. 0.05% due 01/20/15	725,981	725,957
622,000 USD	Roche Holdings, Inc. 0.09% due 03/23/15	621,874	621,752
United Kingdom — 0.80%
4,344,000 USD	AstraZeneca PLC 0.09% due 02/12/15	4,343,544	4,343,289
Total International Commercial Paper		40,113,305	40,111,831
U.S. Commercial Paper — 11.71%
$2,139,000	Apple, Inc. 0.07% due 01/20/15	2,138,921	2,138,872
6,265,000	Apple, Inc. 0.09% due 03/18/15	6,263,810	6,262,709
3,872,000	Chevron Corporation 0.10% due 01/16/15	3,871,839	3,871,825
847,000	Chevron Corporation 0.10% due 03/09/15	846,842	846,736
2,824,000	Coca-Cola Company 0.13% due 03/12/15	2,823,286	2,823,220
2,824,000	Coca-Cola Company 0.14% due 03/17/15	2,823,176	2,823,165
6,633,000	Diageo Capital PLC 0.51% due 01/22/15	6,631,066	6,632,023
2,139,000	Dominion Resources, Inc. 0.37% due 01/14/15	2,138,722	2,138,809
6,265,000	Eli Lilly & Company 0.13% due 03/02/15	6,263,643	6,263,291
6,216,000	International Business Machines Corporation 0.07% due 01/02/15	6,215,988	6,215,976
1,888,000	John Deere Bank 0.09% due 01/08/15	1,887,967	1,887,945

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.71% (continued)
$465,000	MetLife 0.12% due 01/15/15	$464,978	$464,973
262,000	MetLife 0.12% due 02/04/15	261,970	261,964
4,167,000	MetLife 0.13% due 02/09/15	4,166,413	4,166,352
1,453,000	Microsoft Corporation 0.06% due 01/08/15	1,452,983	1,452,977
1,063,000	Microsoft Corporation 0.07% due 01/13/15	1,062,975	1,062,973
1,063,000	Microsoft Corporation 0.07% due 01/14/15	1,062,973	1,062,971
3,877,000	Microsoft Corporation 0.09% due 02/09/15	3,876,622	3,876,612
3,759,000	Precision Castparts Corporation 0.11% due 02/02/15	3,758,633	3,758,469
581,000	Walt Disney Company 0.07% due 01/26/15	580,972	580,958
508,000	Walt Disney Company 0.07% due 01/30/15	507,971	507,958
1,396,000	Walt Disney Company 0.07% due 02/12/15	1,395,886	1,395,790
1,480,000	Walt Disney Company 0.07% due 02/13/15	1,479,876	1,479,769
1,246,000	Walt Disney Company 0.11% due 03/20/15	1,245,703	1,245,617
612,000	Walt Disney Company 0.11% due 03/25/15	611,845	611,800
Total U.S. Commercial Paper		63,835,060	63,833,754
Total Commercial Paper		103,948,365	103,945,585
Total Investments — 98.96%		$460,319,364	539,333,605
Other Assets in Excess of Liabilities — 1.04%			5,666,268
Net Assets — 100.00%			$544,999,873

(a)  Securities with a total market value equal to $320,257,364 have been fair valued based on fair value adjustment factors at December 31, 2014.

(b)  Non-income producing security/commodity.

(c)  Security is deemed illiquid. At December 31, 2014, the value of these securities amounted to $773,000 or 0.14% of net assets.

(d)  This security is convertible until September 27, 2017.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

(e)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At December 31, 2014, aggregate cost for federal income tax purposes was $481,441,037. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$93,224,474
Gross unrealized depreciation	(35,331,906)
Net unrealized appreciation	$57,892,568

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Savings Shares

Currencies

MXN  — Mexican Peso

SGD  — Singapore Dollar

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At December 31, 2014	Unrealized Appreciation At December 31, 2014	Unrealized Depreciation At December 31, 2014
02/12/15	434,000	British Pound	$723,068	$676,230	$46,838	$—
03/18/15	94,000	British Pound	149,999	146,424	3,575	—
04/15/15	237,000	British Pound	371,905	369,090	2,815	—
05/20/15	677,000	British Pound	1,089,580	1,054,340	35,240	—
02/12/15	5,089,000	Euro	6,814,273	6,160,325	653,948	—
03/18/15	4,822,000	Euro	6,253,893	5,838,720	415,173	—
04/15/15	1,189,000	Euro	1,509,340	1,440,062	69,278	—
05/20/15	5,836,000	Euro	7,832,223	7,063,900	768,323	—
01/14/15	936,328,000	Japanese Yen	9,254,676	7,817,591	1,437,085	—
02/12/15	372,824,000	Japanese Yen	3,645,238	3,113,548	531,690	—
03/18/15	1,076,503,000	Japanese Yen	10,099,948	8,993,091	1,106,857	—
04/15/15	294,075,000	Japanese Yen	2,744,312	2,457,496	286,816	—
			$50,488,455	$45,130,817	$5,357,638	$—

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Overseas Variable Fund | Schedule of Investments | Year Ended December 31, 2014

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At December 31, 2014	Unrealized Appreciation At December 31, 2014	Unrealized Depreciation At December 31, 2014
02/12/15	37,000	British Pound	$59,910	$57,651	$—	$(2,259)
02/12/15	200,000	Euro	259,560	242,104	—	(17,456)
01/14/15	764,050,000	Japanese Yen	6,416,830	6,379,207	—	(37,623)
03/18/15	377,038,000	Japanese Yen	3,297,430	3,149,770	—	(147,660)
			$10,033,730	$9,828,732	$—	$(204,998)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	9.96%
Consumer Staples	10.09
Energy	4.39
Financials	11.86
Health Care	5.51
Industrials	13.44
Information Technology	4.98
Materials	10.37
Telecommunication Services	2.59
Total International Common Stocks	73.19
Commodities	4.87
International Convertible Bond
Consumer Staples	0.14
Total International Convertible Bond	0.14
International Corporate Bond Materials	0.64
Total International Corporate Bond	0.64
International Government Bonds Government Issues	1.05
Total International Government Bonds	1.05
Commercial Paper International Commercial Paper	7.36
U.S. Commercial Paper	11.71
Total Commercial Paper	19.07
Total Investments	98.96%

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Statement of Assets and Liabilities  December 31, 2014

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments	$438,424,308
Gold bullion	21,895,056
Foreign currency	128,664
Total Investments, at Cost	460,448,028
Investments, at Value (Note 1)
Investments	512,781,332
Gold bullion	26,552,273
Foreign currency	128,664
Total Investments, at Value	539,462,269
Cash	63,198
Receivable for forward currency contracts held, at value (Note 1)	5,357,638
Receivable for investment securities sold	366,322
Receivable for Fund shares sold	227,892
Accrued interest and dividends receivable	1,464,276
Other assets	20,407
Total Assets	546,962,002
Liabilities
Payable for Fund shares redeemed	114,022
Payable for investment securities purchased	571,994
Payable for forward currency contracts held, at value (Note 1)	204,998
Investment advisory fees payable (Note 2)	345,269
Distribution fees payable (Note 3)	115,090
Administrative fees payable (Note 2)	13,248
Trustee fees payable	313
Accrued expenses and other liabilities	597,195
Total Liabilities	1,962,129
Net Assets	$544,999,873
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$20,712
Capital surplus	451,895,543
Net unrealized appreciation on:
Investments (net of $219,868 deferred capital gain country tax)	78,794,373
Foreign currency and forward contract related translation	5,073,302
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	23,581,960
Accumulated net investment loss	(14,366,017)
Net Assets	$544,999,873
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	20,712,245
Net asset value per share and redemption proceeds per share	$26.31

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Statement of Operations  Year Ended December 31, 2014

First Eagle Overseas Variable Fund
Investment Income
Interest	$512,702
Dividends (net of $1,227,079 foreign taxes withheld)	10,214,832
Total Income	10,727,534
Expenses
Investment advisory fees (Note 2)	4,403,316
Administrative costs (Note 2)	53,127
Distribution fees (Note 3)	1,467,772
Shareholder servicing agent fees	907,474
Custodian and accounting fees	261,483
Professional fees	236,857
Shareholder reporting fees	129,710
Trustees' fees	11,999
Other Expenses	68,709
Total Expenses	7,540,447
Net Investment Income (Note 1)	3,187,087
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions (net of capital gain country tax of $10,254)	30,489,960
Foreign currency and forward contract related transactions	3,776,322
34,266,282
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $36,879)	(44,638,620)
Foreign currency and forward contract related translation	2,877,874
(41,760,746)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	(7,494,464)
Net Decrease in Net Assets Resulting from Operations	$(4,307,377)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$3,187,087	$4,439,974
Net realized gain from investments, foreign currency and forward contract related transactions	34,266,282	43,643,947
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	(41,760,746)	28,425,316
Net increase (decrease) in net assets resulting from operations	(4,307,377)	76,509,237
Distribution to Shareholders
Dividends paid from net investment income	(15,629,468)	(10,231,492)
Distributions paid from net realized gains from investment transactions	(39,933,840)	(31,400,754)
Decrease in net assets resulting from distributions	(55,563,308)	(41,632,246)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	45,140,162	29,354,222
Net asset value of shares issued for reinvested dividends and distributions	55,545,565	41,621,364
Cost of shares redeemed	(105,812,933)	(107,479,620)
Decrease in net assets from Fund share transactions	(5,127,206)	(36,504,034)
Net decrease in net assets	(64,997,891)	(1,627,043)
Net Assets (Note 1)
Beginning of year	609,997,764	611,624,807
End of year	$544,999,873	$609,997,764
Accumulated net investment loss	$(14,366,017)	$(7,632,642)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

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First Eagle Overseas Variable Fund

Financial Highlights

	For Year Ended December 31,
	2014	2013	2012	2011	2010
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	29.76	28.26	26.23	28.89	24.65
Income (loss) from investment operations:
Net investment income ($)	0.17	0.22	0.22	0.24	0.13
Net realized and unrealized gains (losses) on investments	-0.59	3.47	3.64	-2.06	4.59
Total income (loss) from investment operations	-0.42	3.69	3.86	-1.82	4.72
Less distributions:
Dividends from net investment income ($)	-0.85	-0.54	-0.22	-0.35	-0.48
Distributions from capital gains	-2.18	-1.65	-1.61	-0.49	—
Total distributions	-3.03	-2.19	-1.83	-0.84	-0.48
Net asset value, end of year ($)	26.31	29.76	28.26	26.23	28.89
Total Return (%)	-1.23	13.25	14.83	-6.30	19.17
Ratios and supplemental data
Net assets, end of year (thousands) ($)	545,000	609,998	611,625	604,965	619,644
Ratio of operating expenses to average net assets including earnings credits (%)(a)	1.28	1.26	1.26	1.25	1.31
Ratio of net investment income to average net assets including earnings credits (%)(b)	0.54	0.73	0.79	0.82	0.51
Portfolio turnover rate (%)	15.23	12.14	10.11	17.48	13.38

*  Per share amounts have been calculated using the average shares method.

(a)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

(b)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

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Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund.

The following is a summary of significant accounting policies adhered to by the Fund. These accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Effective December 15, 2014, short-term investments maturing in sixty days or less will be valued at market price. Prior to December 15, 2014 short-term investments maturing in sixty days or less were valued at cost plus interest earned (or discount amortized, as the case may be), which was deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Board Valuation Committee or Valuation Committee (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund's valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2014:

Description	Level 1	Level 2(a)	Level 3	Total
Assets:†
International Common Stocks	$78,595,267	$320,257,364	$—	$398,852,631
Commodity*	26,552,273	—	—	26,552,273
International Convertible Bond	—	773,000	—	773,000
International Corporate Bond	—	3,512,149	—	3,512,149
International Government Bonds	—	5,697,967	—	5,697,967
International Commercial Paper	—	40,111,831	—	40,111,831
U.S. Commercial Paper	—	63,833,754	—	63,833,754
Foreign Currency Contracts**	—	5,357,638	—	5,357,638
Total	$105,147,540	$439,543,703	$—	$544,691,243
Liabilities:
Foreign Currency Contracts**	$—	$204,998	$—	$204,998
Total	$—	$204,998	$—	$204,998

(a)Transfers into/out of Level 2 represent value as of the beginning of the period. International common stocks valued at $220,983,438, were transferred from Level 1 to Level 2 during the year ended December 31, 2014. At December 31, 2013, these securities were valued using quoted market prices in active markets; at December 31, 2014, these securities were based on fair value adjustment factors. There were no transfers from Level 2 to Level 1 as of December 31, 2014.

†See Schedule of Investments for additional detailed categorizations.

*Represents gold bullion.

**Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the fund.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2014, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation(4)
Foreign currency	$5,357,638	$204,998	$3,900,687	$2,992,185

(1)Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)Statement of Operations location: Net realized gains (losses) from foreign currency and forward contract related transactions.

(4)Statement of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2014:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$1,232,476	$(19,715)	$—	$1,212,761
Goldman Sachs Capital Markets LP	1,525,605	(147,660)	—	1,377,945
JPMorgan Chase Bank N.A.	2,240,648	—	—	2,240,648
UBS AG	358,909	—	—	358,909
	$5,357,638	$(167,375)	$—	$5,190,263

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
BNY Mellon	$19,715	$(19,715)	$—	$0
Goldman Sachs Capital Markets LP	147,660	(147,660)	—	0
HSBC Bank USA	37,623	—	—	37,623
	$204,998	$(167,375)	$—	$37,623

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$5,219,220
Undistributed net realized gains	$30,327,219
Net unrealized appreciation	$57,593,362
Capital loss carryforward
Short-term	—
Long-term	—

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to increase undistributed net investment income in the amount of $5,709,006, decrease undistributed net realized gains on investments in the amount of $5,711,728 and increase capital surplus in the amount of $2,722.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2014, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the years ended December 31, 2014 and 2013, the Fund distributed ordinary income dividends of $20,844,940 and $16,246,989 respectively.

For the years ended December 31, 2014 and 2013, the Fund distributed long-term capital gains dividends of $34,718,368 and $25,385,257 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended December 31, 2014, the Fund reimbursed the Adviser $55,964 and had payable to the Adviser $13,248.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $313. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2014, the distribution fees incurred by the Fund was $1,467,772.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2014, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $74,173,115 and $133,706,865, respectively.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2014.

Note 5 — Line of Credit

At a meeting on September 10, 2014, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. During the year ended December 31, 2014, the Fund had no borrowings under the agreement.

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Shares sold	1,530,425	984,684
Shares issued for reinvested dividends	2,145,445	1,438,692
Shares redeemed	(3,462,963)	(3,568,247)
Net increase (decrease)	212,907	(1,144,871)

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Notes to Financial Statements

to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2014, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
the First Eagle Overseas Variable Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the First Eagle Overseas Variable Fund (the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2015

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2014 and held for the six-months ended December 31, 2014.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
-8.43%	$1,000.00	$915.70	1.31%	$6.33

(1) For the six-months ended December 31, 2014.

(2) Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3) Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on July 1, 2014 and held for the six-months ended December 31, 2014.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000.00	$1,018.60	1.31%	$6.67

(1) For the six-months ended December 31, 2014.

(2) Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Tax Information

Fiscal Year Ended December 31, 2014 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2014:

	Long-Term Capital Gains
	15%	28%
First Eagle Overseas Variable Fund*	$34,718,368	$—

* The Fund paid foreign taxes of $1,206,239 and recognized foreign source income of $5,261,284, pursuant to Section 853 of the Internal Revenue Code during the fiscal year ended December 31, 2014.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1) (2)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; prior to December 2010, Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (8 portfolios)

Candace K. Beinecke | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born November 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Funds (Chair) (8 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(2)  The term of office of each Independent Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Additional Information (unaudited)

Independent Trustees(1)(2)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations; Trustee, First Eagle Funds (8 portfolios)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Funds (8 portfolios)

William M. Kelly | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Funds (8 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(2)  The term of office of each Independent Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Additional Information (unaudited)

Independent Trustees(1)(2)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, First Eagle Funds (8 portfolios)

Interested Trustees(3)

John P. Arnhold(4) | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited; prior to September, 2011 Director, Quantum Endowment Fund; President and Trustee, First Eagle Funds (8 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as deﬁned in the Investment Company Act.

(2)  The term of office of each Independent Trustee is indefinite.

(3)  The term of office of each Interested Trustee is indefinite.

(4)  Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Additional Information (unaudited)

Interested Trustees(3)—(continued)

Jean-Marie Eveillard(4) | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, FIAF (Alliance Francaise); Trustee, The Frick Collection; Director, Varenne Capital Partners; prior to December 2011, Director, Fregate-Legris Industries SA; Trustee, First Eagle Funds (8 portfolios)

Officers(5)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Additional Information (unaudited)

Officers(5)—(continued)

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer until June 2014, and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; Director, First Eagle Amundi SICAV; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

(5)  The term of office of each officer is indeﬁnite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Consideration of Investment Advisory Agreement (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on December 12, 2014. As part of their review of the Advisory Agreement the Trustees requested and received information on, among other things, the Fund's performance and fees as well as the services provided by the Adviser and its profitability. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreement:

Nature, Quality, and Extent of Services Provided by Investment Adviser

•  The Trustees reviewed the services provided by the Adviser to the Fund. The Adviser provides the Fund with investment research, advice and supervision and continuously furnishes an investment portfolio for the Fund consistent with the Fund's investment objective, policies and restrictions as set forth in the Fund's prospectus.

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser. The Trustees commented favorably on the background and experience of the Fund's Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group over the course of the year.

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Outperformance for the Fund over the various periods listed below was noted relative to the Fund's benchmark (the Morgan Stanley Capital International (MSCI) EAFE Index), to the performance of peer mutual funds and to Morningstar, Lipper and similar composites (all periods ending as of September 30, 2014):

º  Overseas Variable Fund: Outperformed composite, benchmark, and peer group median over the trailing 1-, 5-, and 10-year periods.

  The relative results of the Fund was noted as being at or near the top of its peer group for the following periods (all periods ending as of September 30, 2014):

º  Overseas Variable Fund: the trailing 5- and 10-year periods.

  The Trustees commented on performance for the Fund, which was determined to be appropriate given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment view and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Investment Adviser and its Affiliates From Relationship With Fund; Economies of Scale

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

Consideration of Investment Advisory Agreement (unaudited)

for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for the Fund being within the range of its peer averages/medians. The Trustees also considered the advisory fees charged to institutional clients of the Adviser and received information that there are no similar institutional accounts. While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships, the levels of Rule 12b-1 fees and sales loads retained by the Fund's distributor, and the effects of the administrative service reimbursements paid to the Adviser.

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio increased slightly over the last year as a result of a small decrease in average net assets. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the administrative reimbursements paid to the Adviser, which historically represented approximately one basis point in additional costs to the Fund. The Trustees noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Fund, such as investment management, trading, compliance and back-office operations.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear strong based on the information provided at the meeting and that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Fund. The Trustees noted the effect of particular categories of expenses, including compensation of portfolio managers, on the Adviser's financial condition. The Trustees reviewed the level of investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the advisory fees paid by the Fund were fair and reasonable and the Advisory Agreement serves the best interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2014

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton  as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the years ended December 31, 2014 and December 31, 2013, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $0 and $36,558, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the years ended December 31, 2014 and December 31, 2013, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)          Tax Fees:

In each year ended December 31, 2014 and December 31, 2013, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $66,128 and $48,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the years ended December 31, 2014 and December 31, 2013, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2014, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2014 and 2013.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: February 24, 2015

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: February 24, 2015

*                            Print the name and title of each signing officer under his or her signature.